July 28, 2014                                            Exhibit 99.1
Park National Corporation reports increased second quarter and first half of 2014 financial results and declares dividend
Bank increases net income and consumer loans
NEWARK, Ohio − Park National Corporation (Park) (NYSE MKT: PRK) today reported an increase in net income and other financial results for the three months (second quarter) and six months (first half) ended June 30, 2014. Park's board of directors declared a quarterly cash dividend of $0.94 per common share, payable on September 10, 2014 to common shareholders of record as of August 22, 2014.
Net income for the second quarter of 2014 was $21.8 million, compared to $20.0 million for the same period in 2013, an increase of $1.8 million, or 9.0 percent. Net income per diluted common share for the second quarter of 2014 was $1.42, compared to $1.30 in the same period of 2013.
Net income for the six months ended June 30, 2014 was $41.4 million, compared to $40.7 million for the same period in 2013, an increase of $0.7 million, or 1.7 percent. Net income per diluted common share for the first half of 2014 was $2.69, compared to $2.64 in the same period of 2013.
The Park National Bank Results
Park's community-banking subsidiary, The Park National Bank, reported net income of $41.8 million for the six months ended June 30, 2014, compared to net income of $40.3 million for the same period of 2013. The Park National Bank had total assets of $6.7 billion at June 30, 2014 and $6.5 billion at June 30, 2013. This performance generated a return on average assets of 1.26 percent and 1.24 percent for the bank for the periods ended June 30, 2014 and 2013, respectively.
“Individuals and businesses in our communities are ready to borrow. Our reputation as a reliable local lender leads them to us. And, while we can’t compel people to borrow money - and don’t want to - when they are ready, we are here for them,” said Park President David L. Trautman.
The Park National Bank loan portfolio experienced solid growth during the second quarter of 2014 and first half of 2014. Loans outstanding at June 30, 2014 were $4.68 billion, compared to $4.57 billion at March 31, 2014, an increase of $113 million or an annualized 9.89 percent. Loan growth through the first six months of 2014 was $120 million, an annualized increase of 5.3 percent, compared to the $4.56 billion outstanding at December 31, 2013. The $120 million increase in loans through the first six months of 2014 was primarily related to growth in the consumer loan portfolio, which increased by approximately $100 million.
“Whether it’s someone who had a good experience with a recent mortgage refinance here or someone who appreciates our extended-hour responses and approvals, more people are choosing us for their vehicle loans - and we are pleased to serve them,” Trautman said.

###

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $6.8 billion in total assets (as of June 30, 2014). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2014, March 31, 2014, and June 30, 2013

	2014	2014	2013	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '14	2Q '13
INCOME STATEMENT:
Net interest income	$56,561	$54,480	$54,712	3.8%	3.4%
(Recovery of) provision for loan losses	(1,260)	(2,225)	673	N.M.	N.M.
Other income	19,671	16,648	19,298	18.2%	1.9%
Total other expense	48,196	47,698	46,570	1.0%	3.5%
Income before income taxes	$29,296	$25,655	$26,767	14.2%	9.4%
Income taxes	7,469	6,036	6,733	23.7%	10.9%
Net income	$21,827	$19,619	$20,034	11.3%	8.9%

MARKET DATA:
Earnings per common share - basic (b)	$1.42	$1.27	$1.30	11.8%	9.2%
Earnings per common share - diluted (b)	1.42	1.27	1.30	11.8%	9.2%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	44.63	43.30	41.48	3.1%	7.6%
Stock price per common share at period end	77.20	76.89	68.79	0.4%	12.2%
Market capitalization at period end	1,188,295	1,183,525	1,060,190	0.4%	12.1%

Weighted average common shares - basic (a)	15,392,435	15,401,105	15,411,981	(0.1)%	(0.1)%
Weighted average common shares - diluted (a)	15,412,167	15,414,897	15,411,981	—%	—%
Common shares outstanding at period end	15,392,425	15,392,441	15,411,977	—%	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.29%	1.18%	1.20%	9.3%	7.5%
Return on average common equity (a)(b)	12.93%	12.02%	12.26%	7.6%	5.5%
Yield on loans	4.91%	4.84%	5.08%	1.4%	(3.3)%
Yield on investments	2.60%	2.65%	2.68%	(1.9)%	(3.0)%
Yield on money markets	0.25%	0.25%	0.25%	—%	—%
Yield on earning assets	4.28%	4.20%	4.31%	1.9%	(0.7)%
Cost of interest bearing deposits	0.27%	0.29%	0.36%	(6.9)%	(25.0)%
Cost of borrowings	2.60%	2.61%	2.64%	(0.4)%	(1.5)%
Cost of paying liabilities	0.81%	0.82%	0.88%	(1.2)%	(8.0)%
Net interest margin	3.65%	3.56%	3.61%	2.5%	1.1%
Efficiency ratio (g)	63.04%	66.85%	62.61%	(5.7)%	0.7%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.31%	1.19%	1.22%	10.1%	7.4%
Annualized return on average tangible common equity (a)(b)(c)	14.47%	13.50%	13.79%	7.2%	4.9%
Tangible common book value per common share (d)	$39.93	$38.60	$36.77	3.4%	8.6%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended June 30, 2014, March 31, 2014, and June 30, 2013

				Percent change vs.
BALANCE SHEET:	June 30, 2014	March 31, 2014	June 30, 2013	1Q '14	2Q '13

Investment securities	$1,417,910	$1,416,624	$1,345,069	0.1%	5.4%
Loans	4,735,487	4,623,926	4,510,716	2.4%	5.0%
Allowance for loan losses	57,911	60,257	55,111	(3.9)%	5.1%
Goodwill and other intangibles	72,334	72,334	72,446	—%	(0.2)%
Other real estate owned	23,909	35,112	35,662	(31.9)%	(33.0)%
Total assets	6,789,173	6,811,072	6,640,473	(0.3)%	2.2%
Total deposits	4,927,211	4,976,698	4,851,314	(1.0)%	1.6%
Borrowings	1,118,404	1,118,894	1,086,875	—%	2.9%
Shareholders' equity	686,971	666,436	639,219	3.1%	7.5%
Common equity	686,971	666,436	639,219	3.1%	7.5%
Tangible common equity (d)	614,637	594,102	566,773	3.5%	8.4%
Nonperforming loans	142,902	147,272	169,313	(3.0)%	(15.6)%
Nonperforming assets	166,811	182,384	204,975	(8.5)%	(18.6)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	69.75%	67.89%	67.93%	2.7%	2.7%
Nonperforming loans as a % of period end loans	3.02%	3.19%	3.75%	(5.3)%	(19.5)%
Nonperforming assets / Period end loans + OREO	3.50%	3.91%	4.51%	(10.5)%	(22.4)%
Allowance for loan losses as a % of period end loans	1.22%	1.30%	1.22%	(6.2)%	—%
Net loan charge-offs (recoveries)	$1,086	$(3,014)	$877	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.09%	(0.27)%	0.08%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.12%	9.78%	9.63%	3.5%	5.1%
Common equity / Period end assets	10.12%	9.78%	9.63%	3.5%	5.1%
Tangible common equity (d) / Tangible assets (f)	9.15%	8.82%	8.63%	3.7%	6.0%
Average equity / Average assets (a)	10.00%	9.78%	9.83%	2.2%	1.7%
Average equity / Average loans (a)	14.48%	14.36%	14.62%	0.8%	(1.0)%
Average loans / Average deposits (a)	95.12%	93.55%	92.52%	1.7%	2.8%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2014 and 2013

(in thousands, except share and per share data)	2014	2013	Percent change vs. 2013
INCOME STATEMENT:
Net interest income	$111,041	$110,165	0.8%
(Recovery of) provision for loan losses	(3,485)	1,002	N.M.
Other income	36,319	38,103	(4.7)%
Total other expense	95,894	92,668	3.5%
Income before income taxes	$54,951	$54,598	0.6%
Income taxes	13,505	13,854	(2.5)%
Net income	$41,446	$40,744	1.7%

MARKET DATA:
Earnings per common share - basic (b)	$2.69	$2.64	1.9%
Earnings per common share - diluted (b)	2.69	2.64	1.9%
Cash dividends per common share	1.88	1.88	—%

Weighted average common shares - basic (a)	15,396,770	15,411,986	(0.1)%
Weighted average common shares - diluted (a)	15,413,568	15,411,986	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.23%	1.23%	—%
Return on average common equity (a)(b)	12.48%	12.56%	(0.6)%
Yield on loans	4.87%	5.10%	(4.5)%
Yield on investments	2.63%	2.80%	(6.1)%
Yield on earning assets	4.24%	4.36%	(2.8)%
Cost of interest bearing deposits	0.28%	0.37%	(24.3)%
Cost of borrowings	2.61%	2.63%	(0.8)%
Cost of paying liabilities	0.81%	0.89%	(9.0)%
Net interest margin (g)	3.60%	3.66%	(1.6)%
Efficiency ratio (g)	64.88%	62.18%	4.3%

ASSET QUALITY RATIOS:
Net loan (recoveries) charge-offs	$(1,928)	$1,428	N.M.
Annualized net loan (recoveries) charge-offs as a % of average loans (a)	(0.08)%	0.06%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.89%	9.79%	1.0%
Average stockholders' equity / Average loans (a)	14.42%	14.66%	(1.6)%
Average loans / Average deposits (a)	94.34%	92.03%	2.5%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.25%	1.24%	0.8%
Annualized return on average tangible common equity (a)(b)(c)	13.99%	14.13%	(1.0)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average shareholders' equity during the applicable period less average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
AVERAGE SHAREHOLDERS' EQUITY	$677,226	$661,785	$655,432	$669,547	$653,995
Less: Average goodwill and other intangibles	72,334	72,334	72,509	72,334	72,565
AVERAGE TANGIBLE COMMON EQUITY	$604,892	$589,451	$582,923	$597,213	$581,430

(d) Tangible common book value divided by common shares outstanding at period end. Tangible common equity equals ending shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	June 30, 2014	March 31, 2014	June 30, 2013
SHAREHOLDERS' EQUITY	$686,971	$666,436	$639,219
Less: Goodwill and other intangibles	72,334	72,334	72,446
TANGIBLE COMMON EQUITY	$614,637	$594,102	$566,773

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
AVERAGE ASSETS	$6,774,390	$6,766,807	$6,670,829	$6,770,619	$6,682,090
Less: Average goodwill and other intangibles	72,334	72,334	72,509	72,334	72,565
AVERAGE TANGIBLE ASSETS	$6,702,056	$6,694,473	$6,598,320	$6,698,285	$6,609,525

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2014	March 31, 2014	June 30, 2013
TOTAL ASSETS	$6,789,173	$6,811,072	$6,640,473
Less: Goodwill and other intangibles	72,334	72,334	72,446
TANGIBLE ASSETS	$6,716,839	$6,738,738	$6,568,027

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Interest income	$66,363	$64,342	$65,279	$130,705	$131,471
Fully taxable equivalent adjustment	221	223	368	444	755
Fully taxable equivalent interest income	$66,584	$64,565	$65,647	$131,149	$132,226
Interest expense	9,802	9,862	10,567	19,664	21,306
Fully taxable equivalent net interest income	$56,782	$54,703	$55,080	$111,485	$110,920

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2014	2013	2014	2013

Interest income:
Interest and fees on loans	57,004	56,388	111,757	112,163
Interest on:
Obligations of U.S. Government, its agencies
and other securities	9,271	8,673	18,747	18,915
Obligations of states and political subdivisions	1	16	3	33
Other interest income	87	202	198	360
Total interest income	66,363	65,279	130,705	131,471

Interest expense:
Interest on deposits:
Demand and savings deposits	399	468	792	969
Time deposits	2,133	2,900	4,411	5,990
Interest on borrowings	7,270	7,199	14,461	14,347
Total interest expense	9,802	10,567	19,664	21,306

Net interest income	56,561	54,712	111,041	110,165

(Recovery of) provision for loan losses	(1,260)	673	(3,485)	1,002

Net interest income after (recovery of) provision for loan losses	57,821	54,039	114,526	109,163

Other income	19,671	19,298	36,319	38,103

Total other expense	48,196	46,570	95,894	92,668

Income before income taxes	29,296	26,767	54,951	54,598

Income taxes	7,469	6,733	13,505	13,854

Net income	21,827	20,034	41,446	40,744

Per Common Share:
Net income - basic	1.42	1.30	2.69	2.64
Net income - diluted	1.42	1.30	2.69	2.64

Weighted average shares - basic	15,392,435	15,411,981	15,396,770	15,411,986
Weighted average shares - diluted	15,412,167	15,411,981	15,413,568	15,411,986

Cash Dividends Declared	0.94	0.94	1.88	1.88

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2014	December 31, 2013

Assets

Cash and due from banks	$141,020	$129,078
Money market instruments	55,946	17,952
Investment securities	1,417,910	1,424,234
Loans	4,735,487	4,620,505
Allowance for loan losses	57,911	59,468
Loans, net	4,677,576	4,561,037
Bank premises and equipment, net	54,884	55,278
Goodwill and other intangibles	72,334	72,334
Other real estate owned	23,909	34,636
Other assets	345,594	343,798
Total assets	$6,789,173	$6,638,347

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,163,288	$1,193,553
Interest bearing	3,763,923	3,596,441
Total deposits	4,927,211	4,789,994
Borrowings	1,118,404	1,132,820
Other liabilities	56,587	63,786
Total liabilities	$6,102,202	$5,986,600

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2014 and December 31, 2013)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2014 and 2013; 16,150,914 shares issued at June 30, 2014 and 16,150,941 shares issued at December 31, 2013)	302,869	302,651
Accumulated other comprehensive loss, net of taxes	(11,399)	(35,419)
Retained earnings	473,114	460,643
Treasury shares (758,489 shares at June 30, 2014 and 738,989 at December 31, 2013)	(77,613)	(76,128)
Total shareholders' equity	$686,971	$651,747

Total liabilities and shareholders' equity	$6,789,173	$6,638,347

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2014	2013	2014	2013

Assets

Cash and due from banks	$106,844	$109,130	$110,169	$111,881
Money market instruments	137,219	324,783	159,001	292,433
Investment securities	1,409,368	1,312,796	1,413,252	1,376,186
Loans	4,678,483	4,484,161	4,643,037	4,461,361
Allowance for loan losses	58,234	55,579	59,487	56,434
Loans, net	4,620,249	4,428,582	4,583,550	4,404,927
Bank premises and equipment, net	55,453	57,306	55,633	56,204
Goodwill and other intangibles	72,334	72,509	72,334	72,565
Other real estate owned	29,017	35,671	31,489	34,980
Other assets	343,906	330,052	345,191	332,914
Total assets	$6,774,390	$6,670,829	$6,770,619	$6,682,090

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,172,952	$1,108,705	$1,174,520	$1,104,851
Interest bearing	3,745,385	3,738,039	3,747,105	3,742,810
Total deposits	4,918,337	4,846,744	4,921,625	4,847,661
Borrowings	1,120,608	1,095,832	1,119,263	1,102,034
Other liabilities	58,219	72,821	60,184	78,400
Total liabilities	$6,097,164	$6,015,397	$6,101,072	$6,028,095

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	302,754	302,653	302,706	302,653
Accumulated other comprehensive loss, net of taxes	(17,968)	(21,207)	(22,457)	(19,983)
Retained earnings	470,053	450,361	466,591	447,700
Treasury shares	(77,613)	(76,375)	(77,293)	(76,375)
Total shareholders' equity	$677,226	$655,432	$669,547	$653,995

Total liabilities and shareholders' equity	$6,774,390	$6,670,829	$6,770,619	$6,682,090

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2014	2014	2013	2013	2013
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$57,004	$54,753	$57,038	$56,337	$56,388
Interest on:
Obligations of U.S. Government, its agencies and other securities	9,271	9,476	8,911	8,880	8,673
Obligations of states and political subdivisions	1	2	4	7	16
Other interest income	87	111	113	186	202
Total interest income	66,363	64,342	66,066	65,410	65,279

Interest expense:
Interest on deposits:
Demand and savings deposits	399	393	382	422	468
Time deposits	2,133	2,278	2,516	2,729	2,900
Interest on borrowings	7,270	7,191	7,268	7,299	7,199
Total interest expense	9,802	9,862	10,166	10,450	10,567

Net interest income	56,561	54,480	55,900	54,960	54,712

(Recovery of) provision for loan losses	(1,260)	(2,225)	(85)	2,498	673

Net interest income after (recovery of) provision for loan losses	57,821	56,705	55,985	52,462	54,039

Other income	19,671	16,648	17,778	17,396	19,298

Total other expense	48,196	47,698	51,146	44,715	46,570

Income before income taxes	29,296	25,655	22,617	25,143	26,767

Income taxes	7,469	6,036	5,163	6,114	6,733

Net income	$21,827	$19,619	$17,454	$19,029	$20,034

Per Common Share:
Net income - basic	$1.42	$1.27	$1.13	$1.23	$1.30
Net income - diluted	$1.42	$1.27	$1.13	$1.23	$1.30

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2014	2014	2013	2013	2013
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$4,825	$4,541	$4,590	$4,139	$4,328
Service charges on deposits	3,942	3,659	4,169	4,255	4,070
Other service income	2,527	1,918	2,185	3,391	3,352
Checkcard fee income	3,493	3,213	3,330	3,326	3,316
Bank owned life insurance income	1,026	1,262	1,274	1,311	1,254
ATM fees	636	594	623	705	677
OREO valuation adjustments	(675)	(416)	(951)	(2,030)	(600)
Gain on the sale of OREO, net	2,603	706	358	895	1,633
Miscellaneous	1,294	1,171	2,200	1,404	1,268
Total other income	$19,671	$16,648	$17,778	$17,396	$19,298

Other expense:
Salaries and employee benefits	$26,140	$25,060	$25,115	$25,871	$24,679
Net occupancy expense	2,457	2,832	2,415	2,348	2,444
Furniture and equipment expense	2,994	2,998	3,022	2,639	2,981
Data processing fees	1,121	1,114	1,064	1,042	1,049
Professional fees and services	8,168	6,283	10,520	5,601	5,880
Amortization of intangibles	—	—	—	112	113
Marketing	1,006	1,118	1,126	863	953
Insurance	1,467	1,447	1,391	1,174	1,338
Communication	1,293	1,343	1,489	1,268	1,453
Miscellaneous	3,550	5,503	5,004	3,797	5,680
Total other expense	$48,196	$47,698	$51,146	$44,715	$46,570

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended		Year ended December 31,
(in thousands, except ratios)	June 30, 2014	March 31, 2014	2013	2012	2011	2010

Allowance for loan losses:
Allowance for loan losses, beginning of period	$60,257	$59,468	$55,537	$68,444	$143,575	$116,717
Transfer of loans at fair value	—	—	—	—	(219)	—
Transfer of allowance to held for sale	—	—	—	—	(13,100)	—
Charge-offs (A)	7,695	3,827	19,153	61,268	133,882	66,314
Recoveries	6,609	6,841	19,669	12,942	8,798	6,092
Net charge-offs (recoveries)	1,086	(3,014)	(516)	48,326	125,084	60,222
(Recovery of) provision for loan losses	(1,260)	(2,225)	3,415	35,419	63,272	87,080
Allowance for loan losses, end of period	$57,911	$60,257	$59,468	$55,537	$68,444	$143,575
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$57,911	$60,257	$59,468	$55,537	$68,444	$143,575
Specific reserves	6,343	11,322	10,451	8,276	15,935	66,904
General reserves	$51,568	$48,935	$49,017	$47,261	$52,509	$76,671

Total loans	$4,735,487	$4,623,926	$4,620,505	$4,450,322	$4,317,099	$4,732,685
Impaired commercial loans	95,974	105,833	112,304	137,238	187,074	250,933
Non-impaired loans	$4,639,513	$4,518,093	$4,508,201	$4,313,084	$4,130,025	$4,481,752

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized for quarterly periods)	0.09%	(0.27)%	(0.01)%	1.10%	2.65%	1.30%
Allowance for loan losses as a % of period end loans	1.22%	1.30%	1.29%	1.25%	1.59%	3.03%
General reserves as a % of non-impaired loans	1.11%	1.08%	1.09%	1.10%	1.27%	1.71%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$118,895	$128,026	$135,216	$155,536	$195,106	$289,268
Accruing troubled debt restructuring	17,514	17,957	18,747	29,800	28,607	—
Loans past due 90 days or more	6,493	1,289	1,677	2,970	3,489	3,590
Total nonperforming loans	$142,902	$147,272	$155,640	$188,306	$227,202	$292,858
Other real estate owned - Park National Bank	7,727	12,486	11,412	14,715	13,240	8,385
Other real estate owned - SEPH	16,182	22,626	23,224	21,003	29,032	—
Other real estate owned - Vision Bank	—	—	—	—	—	33,324
Total nonperforming assets	$166,811	$182,384	$190,276	$224,024	$269,474	$334,567
Percentage of nonaccrual loans to period end loans	2.51%	2.77%	2.93%	3.49%	4.52%	6.11%
Percentage of nonperforming loans to period end loans	3.02%	3.19%	3.37%	4.23%	5.26%	6.19%
Percentage of nonperforming assets to period end loans	3.52%	3.94%	4.12%	5.03%	6.24%	7.07%
Percentage of nonperforming assets to period end assets	2.46%	2.68%	2.87%	3.37%	3.86%	4.59%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2014	March 31, 2014	2013	2012	2011	2010

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$89,231	$96,672	$99,108	$100,244	$96,113	$117,815
Accruing troubled debt restructuring	17,417	17,860	18,747	29,800	26,342	—
Loans past due 90 days or more	6,493	1,289	1,677	2,970	3,367	3,226
Total nonperforming loans	$113,141	$115,821	$119,532	$133,014	$125,822	$121,041
Other real estate owned - Park National Bank	7,727	12,486	11,412	14,715	13,240	8,385
Total nonperforming assets	$120,868	$128,307	$130,944	$147,729	$139,062	$129,426
Percentage of nonaccrual loans to period end loans	1.90%	2.11%	2.16%	2.28%	2.29%	2.88%
Percentage of nonperforming loans to period end loans	2.41%	2.52%	2.61%	3.03%	3.00%	2.96%
Percentage of nonperforming assets to period end loans	2.57%	2.79%	2.86%	3.36%	3.32%	3.16%
Percentage of nonperforming assets to period end assets	1.81%	1.91%	2.00%	2.27%	2.21%	1.99%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of June 30, 2014, March 31, 2014, December 31, 2013, 2012, and 2011):
Nonaccrual loans	$29,664	$31,354	$36,108	$55,292	$98,993	$171,453
Accruing troubled debt restructuring	97	97	—	—	2,265	—
Loans past due 90 days or more	—	—	—	—	122	364
Total nonperforming loans	$29,761	$31,451	$36,108	$55,292	$101,380	$171,817
Other real estate owned - Vision Bank	—	—	—	—	—	33,324
Other real estate owned - SEPH	16,182	22,626	23,224	21,003	29,032	—
Total nonperforming assets	$45,943	$54,077	$59,332	$76,295	$130,412	$205,141
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	26.77%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	26.82%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	32.02%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	N.M.	25.90%

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$128,026	$135,216	$155,536	$195,106	$289,268	$233,544
New nonaccrual loans	14,785	12,875	67,398	83,204	124,158	175,175
Resolved nonaccrual loans	23,916	20,065	87,718	122,774	218,320	119,451
Nonaccrual loans, end of period	$118,895	$128,026	$135,216	$155,536	$195,106	$289,268

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$96,672	$99,108	$100,244	$96,113	$117,815	$85,197
New nonaccrual loans - Ohio-based operations	14,785	12,875	66,197	68,960	78,316	85,081
Resolved nonaccrual loans	22,226	15,311	67,333	64,829	100,018	52,463
Nonaccrual loans, end of period	$89,231	$96,672	$99,108	$100,244	$96,113	$117,815

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$31,354	$36,108	$55,292	$98,993	$171,453	$148,347
New nonaccrual loans - SEPH/Vision Bank	—	—	1,201	14,243	45,842	90,094
Resolved nonaccrual loans	1,690	4,754	20,385	57,944	118,302	66,988
Nonaccrual loans, end of period	$29,664	$31,354	$36,108	$55,292	$98,993	$171,453

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$154,396	$160,199	$175,576	$242,345	$290,908	$304,534
Prior charge-offs	58,422	54,366	63,272	105,107	103,834	53,601
Remaining principal balance	95,974	105,833	112,304	137,238	187,074	250,933
Specific reserves	6,343	11,322	10,451	8,276	15,935	66,904
Book value, after specific reserve	$89,631	$94,511	$101,853	$128,962	$171,139	$184,029

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com